VISION LARGE CAP GROWTH FUND
(A PORTFOLIO OF VISION GROUP OF
--------------------------------
FUNDS) Supplement to Combined Prospectus dated June 30, 2000 (Revised August 22, 2000 and November 8, 2000)

A Special Meeting of Shareholders of the VISION Large Cap Growth Fund (the "Fund") will be held on January 30, 2001 at 2 p.m., Eastern time, at the Fund's principal place of business, 5800 Corporate Drive, Pittsburgh, PA 15237-7010. At this meeting, shareholders will be asked to vote on the change described below. If approved by shareholders, this change will take effect immediately upon the close of the acquisition of Alleghany Asset Management, Inc. (parent of Montag & Caldwell, Inc.) by ABN AMRO North America Holding Company, which is expected to occur on January 31, 2001. Shareholders will be notified if this change is not approved. Please keep this supplement for your records.

1. To approve a new subadvisory agreement with Montag & Caldwell, Inc. for the Fund.

The shareholders may also vote upon any other business that may properly come before the Special Meeting or any adjournments thereof.

For more information on the above change, please request a copy of the Fund's proxy statement.

                                                               December 30, 2000








Cusip 92830F851
Cusip 92830F844
26085 (12/00)